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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-16177


                        SUPPLEMENT TO THE PROSPECTUS OF
              MORGAN STANLEY DEAN WITTER FINANCIAL SERVICES TRUST
                              DATED JULY 31, 2000



     The second paragraph under the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:


   The Fund is managed within the Investment Manager's Research Group. Sean Aurigemma, a Vice President of the Investment Manager, has been the primary portfolio manager of the Fund since January 2001. Mr. Aurigemma has been a Senior Research Analyst with the Investment Manager since September 1999, prior to which time he was an Analyst with Deutsche Banc Alex Brown.


January 22, 2001